PROMISSORY NOTE



Vancouver,  British  Columbia
April  24,  2000
                                                                    $US50,000.00


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Herman Poon, the principal sum of Fifty Thousand Dollars ($US50,000.00) in legal tender. Payment shall be made upon the successful completion of an initial public offering of the common stock of Lifestream Inc. and sale of all registered shares pursuant to such offering.

     1.     Default.     If  any  payment  is  not paid when due, or if Obligors
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breach  any  other  agreement  with the holder of this note, Obligors will be in default. Upon default, the holder may declare the unpaid principal balance and all accrued interest and unpaid late charges, if any, immediately due and payable, without notice, and Obligors will then pay that amount.

          The holder may employ attorneys or other agents to collect amounts due under this note if Obligors are in default or to otherwise enforce the terms of this note and any agreement securing this note, and Obligors agree to pay all fees, costs and expenses incurred by the holder as a consequence of default by Obligors. Such fees, costs and expenses include attorneys' fees whether or not litigation is commenced and including any appeal, fees or expenses incurred in any bankruptcy, receivership, or other insolvency proceedings, any anticipated post-judgment collection charges, and all other costs of collection, including court costs. The holder may delay enforcing any of its rights under this note without forfeiting such rights.

     2.     Waiver.     The  Obligors hereby severally waive presentment, demand
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for  payment,  protest, notice of nonpayment or dishonor, and any relief, waiver or discharge arising from any extension of time for payment granted before, at or after maturity, or for any other causes.

     3.     Obligors.     "Obligors"  as  used  in  this  note means all makers,
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signers  and  co-signers,  guarantors,  sureties,  and  endorsers.



                                            /s/  Lifestream  Inc.
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                                            Lifestream  Inc.


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